UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022 (January 20, 2022)

HCM Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	0001-845368	98-1581263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 330
Stamford, CT 06902
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 930-2200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	HCMAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	HCMA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at a price of $11.50 per share	HCMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 25, 2022, HCM Acquisition Corp (the “Company”) consummated its initial public offering (the “IPO”) of 28,750,000 units, including 3,750,000 units issued pursuant to the full exercise of the underwriter of its over-allotment option (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $287,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-253673) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 1, 2021 (as amended, the “Registration Statement”):

●
An Underwriting Agreement, dated January 20, 2022, by and among the Company, Cantor Fitzgerald & Co. (the “Underwriter”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●
A Warrant Agreement, dated January 20, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.4 hereto and incorporated herein by reference.

●
An Investment Management Trust Agreement, dated January 20, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●
A Registration Rights Agreement, dated January 20, 2022, by and among the Company, the Company’s sponsor, HCM Investor Holdings, LLC (the “Sponsor”) and the Underwriter, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●
A Private Placement Warrants Purchase Agreement, dated January 20, 2022 (the “Sponsor Warrant Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3(a) hereto and incorporated herein by reference.

●
A Private Placement Warrants Purchase Agreement, dated January 20, 2022 (the “Underwriter Warrant Purchase Agreement,” and together with the Sponsor Warrant Purchase Agreement, the “Warrant Purchase Agreements”), by and between the Company and the Underwriter, a copy of which is attached as Exhibit 10.3(b) hereto and incorporated herein by reference.

●
A Letter Agreement, dated January 20, 2022, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated January 20, 2022, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Warrant Purchase Agreements, the Company completed the private sale of an aggregate of 13,000,000 warrants (the “Private Placement Warrants”) to the Sponsor and the Underwriter at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $13,000,000. The Private Placement Warrants are identical to the Warrants included in the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles”) was approved on January 20, 2022. A description of the Memorandum and Articles is contained in the section of the prospectus, dated January 20, 2022 pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Memorandum and Articles, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.

A total of $293,250,000, comprised of $285,000,000 of the proceeds from the IPO (which amount includes $12,500,000 of the underwriter’s deferred discount) and $8,250,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 15 months from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 15 months from the closing of the IPO, subject to applicable law.

On January 20, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 25, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 20, 2022, by and between the Company and Cantor Fitzgerald & Co.
3.1	Amended and Restated Memorandum and Articles of Association.
4.4	Warrant Agreement, dated January 20, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Investment Management Trust Agreement, dated January 20, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.2	Registration Rights Agreement, dated January 20, 2022, by and among the Company, the Sponsor and the Underwriter.
10.3(a)	Private Placement Warrants Purchase Agreement, dated January 20, 2022, by and between the Company and the Sponsor.
10.3(b)	Private Placement Warrants Purchase Agreement, dated January 20, 2022, by and between the Company and the Underwriter.
10.7	Letter Agreement, dated January 20, 2022, by and among the Company, its officers, its directors and the Sponsor.
10.8	Administrative Support Agreement, dated January 20, 2022, between the Company and the Sponsor.
99.1	Press Release, dated January 20, 2022.
99.2	Press Release, dated January 25, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCM Acquisition Corp

	By:	/s/ Shawn Matthews
		Name:	Shawn Matthews
		Title:	Chairman and Chief Executive Officer

Dated: January 25, 2022